LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that William Todd Fancher, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Krystle Garcia, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ William Todd Fancher

William Todd Fancher

February 7, 2022

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Troy P. Van Beek, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Krystle Garcia, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Troy P. Van Beek

Troy P. Van Beek

February 8, 2022

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Mary A. Theilen, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Krystle Garcia, her attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or her substitutes, may do or cause to be done by virtue hereof.

/s/ Mary A. Theilen

Mary A. Theilen

February 7, 2022

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that David C. Holman, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Krystle Garcia, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ David C. Holman

David C. Holman

March 10, 2021

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Jessica J. Stauffacher, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Krystle Garcia, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Jessica J. Stauffacher

Jessica J. Stauffacher

February 8, 2022

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Jeffrey J. Swalve, whose signature appears below, hereby constitutes and appoints Lori Bochniak and Krystle Garcia, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

/s/ Jeffrey J. Swalve

Jeffrey J. Swalve

March 10, 2021